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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 16, 2007

                              BANCFIRST CORPORATION
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             (Exact name of registrant as specified in its charter)

            Oklahoma                    0-14384                73-1221379
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

          101 N Broadway, Oklahoma City, OK                      73102
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       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (405) 270-1086


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE

BancFirst Corporation Announces Redemption of BFC Capital Trust I 9.65% Trust Preferred Securities

         On January 16, 2007 BancFirst Corporation announced the redemption of all of the 9.65% trust securities of its wholly owned subsidiary, BFC Capital Trust I. A copy of this press release is being filed as Exhibit 99.1 to this form 8-K and its incorporated by reference herein.

Exhibit 99.1 Text of Press Release, dated January 16, 2007 issued by BancFirst Corporation titled "BancFirst Corporation Announces Redemption of BFC Capital Trust I 9.65% Trust Preferred Securities".

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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   BancFirst Corporation
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                                                   (Registrant)


January 16, 2007
                                                   /s/ Joe T. Shockley, Jr.
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                                                   Joe T. Shockley, Jr.
                                                   (Principal Financial Officer)